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                                                                    Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 33-78586 of Retail Ventures, Inc. on Form S-8 of our report dated June 23, 2004, appearing in this Annual Report on Form 11-K of The Profit Sharing and 401(k) Plan for the year ended December 31, 2003.

/s/ Deloitte & Touche LLP

Columbus, Ohio
June 25, 2004

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